FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                September 7, 1999
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)



         0-17660                 California                94-3050708
         -------                 ----------                ----------
      (Registration            (State or Other            (IRS Employer
           File                Jurisdiction of            Identification
          Number)               Incorporation)                Number)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states


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ITEM 5.  OTHER EVENTS

This letter from Registrant to investors dated September 7, 1999, filed herewith as Exhibit 20.6 is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         20.6 Letter dated September 7, 1999 from Registrant to its investors.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

                                 By:      Metric Realty
                                          an Illinois general partnership
                                          its Managing General Partner


                                 By:      SSR Realty Advisors, Inc.
                                          a Delaware corporation
                                          its managing general partner

                                 By:      /s/ William A. Finelli
                                          ----------------------
                                          William A. Finelli
                                          Managing Director, Principal Financial
                                          and Accounting Officer of
                                          SSR Realty Advisors, Inc.


                                Date:     September 7, 1999
                                          -----------------